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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 27, 2003

                             ANNAPOLIS BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)
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             Maryland                                 000-22961                             52-1595772
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
  (State or other jurisdiction of               (Commission File No.)          (IRS Employer Identification Number)
          incorporation)
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                  1000 Bestgate Road, Annapolis, Maryland 21401
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              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: (410) 224-4455
                                                     -------------


                                 Not Applicable.
                                 ---------------
          (Former name or former address, if changed since last report)






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ITEM 5.  Other Matters

On March 27, 2003, Annapolis Bancorp, Inc. announced that it has completed the issuance of $5.0 million of floating rate trust preferred securities. Net proceeds from the sale of the securities will be used for general corporate purposes. A press release concerning the issuance of trust preferred securities is attached at Exhibit 99.1.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits-

                 Exhibit 99.1     Press Release dated March 27, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            ANNAPOLIS BANCORP, INC.

Dated: March 27, 2003

                                            /s/ Richard M. Lerner
                                            --------------------------
                                            Richard M. Lerner,
                                            Chief Executive Officer